                              INDEMNIFICATION AGREEMENT


    This Indemnification Agreement ("Agreement") is made as of this ____ day of ___________, 199__, by and between Marshall Industries, a California corporation (the "Company") and ______________________________________ ("Indemnitee").

    WHEREAS, Indemnitee is currently serving as a (director, officer, employee or other agent) of the Company and the parties wish Indemnitee to continue in such capacity; and

    WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers, employees and other agents of the Company and to indemnify some of its directors, officers, employees and other agents so as to provide them with the maximum protection permitted by law; and

    WHEREAS, the indemnitee may not be willing to continue to serve the Company in the absence of obtaining insurance or increased indemnification coverage.

    NOW, THEREFORE, in order to induce Indemnitee to continue to serve as (director, officer, employee or other agent) for the Company and in consideration for his or her continued service, the Company and Indemnitee hereby agree as follows:

    1.   INDEMNIFICATION.

    (a) THIRD PARTY PROCEEDINGS. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or other agent of the Company, or any subsidiary of the Company or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by law, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its shareholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

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    (b)  PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY.  The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by law, against expenses (including attorneys' fees) and amounts paid in settlement or otherwise disposing of a pending action, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense, settlement or disposition of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders, except that no indemnification shall be made in respect to any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duty to the Company and its shareholders unless and only to the extent that the court in which such action or suit is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

    (c) MANDATORY PAYMENT OF EXPENSES. To the extent that Indemnitee has been successful on the merits in defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this Section 1 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

    (d) EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

         (1) to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 317 of the California Corporations Code, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or


         (2) to indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

         (3) to indemnify Indemnitee for expenses or liabilities of any type whatsoever (including but not limited to judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance


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    carrier under a policy of officers' and directors' liability insurance maintained by the Company; or

         (4) to indemnify Indemnitee for expenses for which Indemnitee is entitled to indemnity and/or payment by reason of having given notice of any circumstance which might give rise to a claim under any policy of insurance, the terms of which have expired prior to the effective date of this Agreement; or

         (5) to indemnify Indemnitee for expenses for which Indemnitee is indemnified by the Company otherwise than pursuant to this Agreement; or

         (6) to indemnify Indemnitee for expenses based on or attributable to Indemnitee gaining in fact any personal profit or advantage to which he was not legally entitled; or

         (7) to indemnify Indemnitee for expenses brought about or contributed to by the dishonesty of Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, Indemnitee shall be protected under this Agreement to the fullest extent permitted under law as to any claims on which suit may be brought against him or her by reasons of any alleged dishonesty on his or her part, unless a judgment or other final adjudication thereof adverse to Indemnitee shall establish that Indemnitee committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated; or

         (8) to indemnify Indemnitee for expenses and the payment of profits arisings from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

    2.   EXPENSES: INDEMNIFICATION PROCEDURE.

    (a) ADVANCEMENT OF EXPENSES. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement, or appeal of any civil or criminal action, suit or proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such action, suit or proceeding), provided Indemnitee undertakes to repay such amounts advanced if it shall be determined ultimately that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. Notwithstanding anything to the contrary contained in this Agreement, the Company may refuse to advance expenses, and shall not be required to advance expenses, if a majority of a quorum of disinterested directors (or independent legal counsel, if such quorum is not obtainable) in its sole discretion determines that Indemnitee has likely not met the standards of conduct which make it permissible pursuant to applicable law to indemnify Indemnitee and the advancement of expenses would not be in the best interests of the Company and its shareholders. The advances to be made hereunder shall be paid by the Company to Indemnitee within thirty (30) days following delivery of a written request and undertaking therefor by Indemnitee to the Company.


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    (b)  NOTICE BY INDEMNITEE/DETERMINATION OF RIGHT TO INDEMNIFICATION.
Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee), and shall include a description of the nature of the proceeding and the facts underlying the proceeding and be accompanied by copies of any documents filed with the court in which the proceeding is pending. Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. On receipt of such written notice, the Company shall determine by any of the methods set forth in Section 317(e) of the California Corporations Code whether Indemnitee has met the applicable standards of conduct which make it permissible pursuant to applicable law to indemnify Indemnitee.

    (c) PROCEDURE. Any indemnification and advances provided for in Section 1 and this Section 2 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim pursuant to this Agreement, pursuant to any statute, or pursuant to any provision of the Company's Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists; provided however that such advance shall not be made it if is determined by a majority vote of a quorum of disinterested directors (or by independent legal counsel, if such a quorum is not obtainable) that Indemnitee acted in bad faith or deliberately breached his or her duty to the Company and its shareholders and, as a result, it is more likely than not that Indemnitee will not be entitled to indemnification under the terms of the Indemnification Agreement. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including


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its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

    (d) NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 2(b) hereof, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

    (e) SELECTION OF COUNSEL. In the event the Company shall be obligated under Section 2(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

    3.   ADDITIONAL INDEMNIFICATION RIGHTS, NONEXCLUSIVITY.

    (a) SCOPE. Notwithstanding any other provision of this Agreement, the Company does hereby agree to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change in any applicable law, statue or rule which narrows the right of a California corporation to indemnify an Indemnitee, such changes to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

    (b) NONEXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the Corporation Law of the State of California, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding the office. The indemnification provided pursuant to this Agreement shall continue as to Indemnitee for any


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action taken or not taken while serving in any indemnified capacity even though he or she may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

    4. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him or her in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such portion of such expenses, judgments, fines, or penalties to which Indemnitee is entitled.

    5. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise and Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

    6. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company shall, from time to time, make a good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to insure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

    7. EFFECTIVENESS OF AGREEMENT. To the extent that the indemnification permitted under the terms of certain provisions of this Agreement exceeds the scope of the indemnification provided for in the California General Corporation Law, such provisions shall not be effective unless and until the Company's Articles of Incorporation authorize such additional rights of indemnification. In all other respects, the balance of this Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was a director, officer, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.


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    8.   SEVERABILITY.  Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

    9.   CONSTRUCTION OF CERTAIN PHRASES.

    (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

    (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan, and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries, and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

    10. COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall constitute an original.

    11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

    12. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid ad court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction


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determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

    13. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

    14. VENUE. The proper and exclusive venue for any action arising from or in connection with the interpretation or enforcement of this Agreement shall be the Superior Court for the County of Los Angeles, State of California.

    15. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of California.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
                                       MARSHALL INDUSTRIES



                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------
                                       Address:  9320 Telstar Avenue
                                                 El Monte, CA 91731-3004
AGREED TO AND ACCEPTED:

INDEMNITEE:

                           (type name)
--------------------------
                            (signature)
---------------------------

Address:
        -------------------------------

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